Exhibit 10.1

AMENDMENT N°2 TO

PRODUCT RESEARCH, DEVELOPMENT,

LICENSE AND COMMERCIALIZATION AGREEMENT

(this “Amendment”)

Is entered into on February 15, 2013, by and between

INTERCEPT PHARMACEUTICALS, INC.

a corporation organized and existing under the laws of Delaware, with registered office at 18 Desbrosses Street, New York, NY 10013, USA

(hereinafter referred to as “INTERCEPT”)

on the one hand

AND

LES LABORATOIRES SERVIER

a corporation organized and existing under the laws of France, with registered office at 50 rue Carnot 92284 Suresnes cedex, France

and

INSTITUT DE RECHERCHES SERVIER

a corporation organized and existing under the laws of France, with registered office at 3 rue de la République, 92150 Suresnes, France

(these two entities are jointly referred to as “SERVIER”)

on the other hand.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

RECITALS

WHEREAS, INTERCEPT and SERVIER have executed on August 1st, 2011 a product research, development, license and commercialization agreement (hereinafter the “Original Agreement”);

WHEREAS, the initial Research Program Term (as defined in section 2.1 of the Agreement) ended on July 31st, 2012;

WHEREAS, the parties have extended such Research Program Term by way of an amendment (the “First Amendment” and the Original Agreement, as amended by the First Amendment, the “Agreement”) until January 31st, 2013;

WHEREAS, the parties have decided to further extend such Research Program Term for an additional six month period as well as to revise the Research Program, the definition of Compound(s) and modify the scope of the negative covenants;

NOW, THEREFORE, in consideration of the foregoing premises, SERVIER and INTERCEPT hereby agree as follows:

Article 1:

Article 1.14 of the Agreement shall be deleted and replaced in its entirety as follows:

“Compound(s)” means any chemical entity and/or active ingredient which (i) is a selective or non-selective TGR5 receptor agonist and has at least a significant pharmacological activity on glycemic control in vivo through TGR5 and (ii) is Controlled by INTERCEPT or its Affiliates, or [***], synthesized by INTERCEPT or its Affiliates pursuant to work conducted under the Research Program.

Article 2:

Unless otherwise indicated below, this Amendment shall be of effect starting on February 1st, 2013, and the Research Program Term is extended for a six month period starting on February 1st, 2013 (hereinafter the “Extended Term”).

During the Extended Term, INTERCEPT shall conduct the research activities described in Schedule 1 to this Amendment. In terms of manpower, it is intended that INTERCEPT will allocate for the performance of the research activities up to [***] full time equivalent which shall include the work as outlined in the Research Program as amended pursuant to Schedule 1 to this Amendment. SERVIER will reimburse to INTERCEPT at the end of each quarter of the Extended Term an amount of EUR [***] per FTE per quarter, up to a maximum of EUR [***] per quarter, provided such costs are duly justified.

INTERCEPT will provide (i) an intermediate report after three months from the commencement of the Extended Term and (ii) a final report within 30 days after the end of the Extended Term.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Article 3:

Section 2.4 of the Agreement is hereby amended by adding the following text as the second paragraph of such Section:

During the term of this Agreement, INTERCEPT agrees (a) that any data generated by SERVIER through research conducted under this Agreement on the taurine-conjugated form of INT-777 (as defined in Exhibit B) shall be jointly owned by the Parties and (b) that it shall not disclose any such data for the purpose of licensing INT-777 to a Third Party within the SERVIER Territory without the prior written consent of SERVIER.

Article 4:

Exhibit B of the Agreement shall, as of the date of the Agreement, be deleted and replaced in its entirety with Exhibit B attached to this Amendment.

Article 5:

This Amendement shall be governed by and construed under the laws of Switzerland, without giving effect to the conflict of law principles thereof.

Any and all provisions of the Agreement not modified hereinabove shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

In witness whereof, the Parties have executed this Amendment by their proper officers as of the date first set forth above.

INTERCEPT PHARMACEUTICALS, INC.	LES LABORATOIRES SERVIER

/s/ Mark Pruzanski	/s/ Marie-Christine Larcher
Mark PRUZANSKI	Mrs Marie-Christine LARCHER
President and CEO	Proxy

INSTITUT DE RECHERCHES SERVIER

/s/ Emmanuel Canet
Dr Emmanuel CANET
President R&D

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1

[***]

Schedule 1 pg. 1 of 3

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Schedule 1 pg. 2 of 3

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Schedule 1 pg. 3 of 3

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B

INTERCEPT COMPOUNDS NOT COVERED BY THE NEGATIVE COVENANT OF SECTION 7.4

The following Compounds and their conjugated forms (e.g., taurine, glycine, etc.), [***] (but not their Derivatives that are independently patentable as composition of matter) are excluded from the negative covenant under Section 7.4:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.